EXHIBIT 10.1

               SHARE EXCHANGE AGREEMENT AMONG THE SHAREHOLDERS OF
       1289307 ALBERTA LTD., PATCH ENERGY INC., PATCH INTERNATIONAL INC.,
                AND 1289307 ALBERTA LTD. DATED JANUARY 16, 2007



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                            SHARE EXCHANGE AGREEMENT


THIS SHARE EXCHANGE AGREEMENT is made as of the 16th day of January, 2007.

AMONG:

         EACH OF THOSE PERSONS holding shares of the Company, as listed in Schedule "B" hereto

         (each a "VENDOR" and collectively, the "VENDORS")

                                     - and -

         PATCH ENERGY INC., a company incorporated pursuant to the federal laws of Canada with its principal office at 300, 441
         - 5th Avenue SW, Calgary, Alberta T2P 2V1

         ("EXCHANGECO")

                                     - and -


         PATCH INTERNATIONAL INC., a corporation incorporated under the laws of the State of Nevada, having its principal office at 300, 441 - 5th Avenue SW, Calgary, Alberta T2P 2V1

         ("PATCH")

                                     - and -
         1289307 ALBERTA LTD., a corporation incorporated pursuant to the laws of the Province of Alberta, Canada with its principal office at 2379, 255 - 5th Avenue, SW, Calgary, Alberta T2P 3G6

         (the "COMPANY")

WHEREAS the Vendors are the registered holders and beneficial owners of an aggregate of 500,000 common shares in the capital of the Company as set out in Schedule "B" hereto (the "PURCHASED SHARES");

WHEREAS Exchangeco is a wholly-owned subsidiary of Patch;

AND WHEREAS the Vendors have agreed to sell and Exchangeco has agreed to purchase all of the Purchased Shares on the terms and conditions set out in this Agreement;

NOW THEREFOREE THIS AGREEMENT WITNESSES THAT, in consideration of the premises, covenants, terms, conditions representations and warranties hereinafter set forth, the Parties agree each with the other as follows:


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                                   ARTICLE 1
                           PURCHASE AND SALE OF SHARES

1.1 Purchase and Sale. Subject to the conditions and upon the terms hereinafter set forth, Exchangeco agrees to purchase and the Vendors agree to sell to Exchangeco all of their right, title and interest in and to the Purchased Shares.

1.2 Purchase Price. The purchase price for the Purchased Shares shall consist of an aggregate of 500,000 Exchangeable Shares to be issued to the Vendors as set out in Schedule "B" hereto. At Closing, Exchangeco will deliver to the Vendors certificates representing the Exchangeable Shares, all such Exchangeable Shares to be issued as fully paid and non-assessable, and registered in the names of the Vendors and in the denominations set forth in Schedule "B" hereto. At the Closing, Patch will issue the Patch Preferred Share to the Trustee in accordance with the terms of the Exchange and Voting Trust Agreement. The Vendors and Exchangeco agree that the voting rights and exchange rights arising or granted under or pursuant to any of such agreements in favour of a Vendor have a nominal value of $1.00.

1.3 Support Agreement and Exchange and Voting Trust Agreement. On or before Closing Patch, Exchangeco and the Trustee shall enter into the Support Agreement in the form attached hereto as Schedule "B" and the Exchange and Voting Trust Agreement, in the form attached hereto as Schedule "G". Such Support Agreement and Exchange and Voting Trust Agreement are incorporated herein by reference thereto and the Vendors, jointly and severally, shall each have all rights and remedies of enforcement of the Support Agreement and the Exchange and Voting Trust Agreement as contemplated in each such agreement. The Vendors and Exchangeco agree that the voting rights and exchange rights arising or granted under or pursuant to any of such agreements in favour of a Vendor have a nominal value of $1.00.

1.4 Accounting Consequences. It is intended by the parties hereto that the purchase and sale of the Purchased Shares under this Agreement shall qualify for accounting treatment as a recapitalization under U.S. GAAP.

1.5      Tax Treatment.

         (a) It is intended that the transactions contemplated in this Agreement shall generally constitute (i) a taxable exchange for United States federal income tax purposes (not qualifying under Sections 368 or 351 of the United States Internal Revenue Code of 1986, as amended) to persons who are otherwise subject to taxation in the United States on the sale or exchange of Purchased Shares, and (ii) a tax deferred reorganization for Canadian federal income tax purposes for the Vendors. At the option of each Vendor, Exchangeco covenants and agrees to elect, jointly with each such Vendor if applicable (referred to in this section as an "ELECTING VENDOR"), in accordance with the provisions of subsection 85(1) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation) in the prescribed form and within the prescribed time for the purposes of the Tax Act, and shall therein agree to elect in respect of the Purchased Shares of the Electing Vendor such amount as the Electing Vendor's proceeds of disposition thereof as the Electing Vendor may determine, subject to the provisions of subsection 85(1) of the Tax Act (and the corresponding provisions of any applicable provincial tax legislation). Each of the Electing Vendors and Exchangeco agree to execute all such documents and forms to make the election contemplated in this section.

         (b)      Each  Vendor,  with their professional  advisors,  have made a bona fide determination that the Purchased Shares are "QUALIFIED SMALL BUSINESS CORPORATION SHARES" as defined in subsection 110.6(1) of the Tax Act as of the date hereof. Based on such determination, it


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                  is the  desire  and  intention  of  each  of the  Vendors  and
                  Exchangeco that the "agreed amount" for the transfer of their respective Purchased Shares (the "VENDOR'S SHARES") be the lesser of the fair market value of the Vendor's Shares and the aggregate of the Vendor's adjusted cost base thereof plus an amount equal to the Vendor's unused capital gain deduction as provided in subsection 110.6(2.1) of the Tax Act. However, it is agreed between each of the Vendors and Exchangeco that should any competent taxing authority at any time issue or propose to issue any assessment or assessments that would impose any liability for tax (other than the alternative minimum tax provided for in section 127.5 of the Tax Act) on the basis that a Vendor's Shares are not "qualified small business corporation shares", or that the capital gain of a Vendor resulting from the within transaction is not otherwise eligible for the exemption pursuant to subsection 110.6(2.1) of the Tax Act (or the corresponding provision of any applicable provincial tax legislation) and if all appeals requested by a Vendor have been exhausted, then for the purposes of subsection FT(1) of the Tax Act, the "agreed amount" shall be adjusted nunc pro tunc pursuant to the provisions of this paragraph to be such amount as will eliminate such liability for tax (except for the alternative minimum tax as provided for section 127.5 of the Tax Act) and the Vendors and Exchangeco shall do all things necessary to reflect such change, including filing amended elections,
                  provided  that  such  adjustment   shall  not  result  in  any
                  additional Exchangeable Shares being issued to the Vendors. Any interest and or penalty imposed shall, as between the Vendors and Exchangeco be for the account of the Vendors and not Exchangeco.

1.6 Securities Law Exemptions and Resale Restrictions. The sale of the Purchased Shares and the issuance of the Exchangeable Shares to the Vendors shall be made in reliance on an exemption from the registration and prospectus filing requirements contained in section 2.16 of National Instrument 45-106 Prospectus and Registration Exemptions ("NI 45-106"). The issuance or transfer of the Patch Shares to the Vendors on the exchange of their Exchangeable Shares shall be made in reliance on section 2.16 of NI 45-106 and the exemption from the registration requirement of U.S. Securities Law contained in Regulation S promulgated under the U.S. Securities Act of 1933, as amended. The Vendors hereby acknowledge that as a result:

         (a) any Exchangeable Shares that they receive pursuant to this Agreement will be subject to resale restrictions in accordance with applicable Canadian Securities Law and U.S. Securities Law and that as a result the certificates representing such Exchangeable Shares will be affixed with the following legends describing such restrictions:

                  (i)      the  certificates   representing   such  Exchangeable
                           Shares or Patch Shares will be affixed with the following legend describing such restrictions:

                           THE SECURITY OR SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD TO ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT:
                           (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EVIDENCED HEREBY EXCEPT (A) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S OR (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR ANOTHER THEN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS OR, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE


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                           STATE  LAWS,  OR  (D)  PURSUANT  TO  A   REGISTRATION
                           STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO ANY SUCH TRANSFER, IT WILL FURNISH TO THE COMPANY OR ITS AGENTS SUCH CERTIFICATIONS, LEGAL OPINIONS, OR OTHER
                           INFORMATION   AS  THE  COMPANY  OR  SUCH  AGENTS  MAY
                           REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A
                           TRANSACTION   NOT   SUBJECT   TO,  THE   REGISTRATION
                           REQUIREMENTS   OF  THE   SECURITIES   ACT  OR   STATE
                           SECURITIES LAWS; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                           UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [INSERT THE DISTRIBUTION DATE], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

                                       and

                  (ii) the certificates representing the Exchangeable Shares will be affixed with a legend describing such restrictions, including, without limitation, the following:

                           "THE SERIES A PREFERRED SHARES REPRESENTED HEREBY ARE SUBJECT TO THE RIGHTS, PRIVILEGES, TERMS, CONDITIONS AND RESTRICTIONS AS SET FORTH IN THE SHARE EXCHANGE AGREEMENT, THE SUPPORT AGREEMENT AND THE EXCHANGE AND VOTING TRUST AGREEMENT, RESPECTIVELY, COPIES OF EACH OF WHICH ARE ON FILE AT THE REGISTERED OFFICE OF THE COMPANY.

                           PURSUANT TO THE EXCHANGE AND VOTING TRUST AGREEMENT, THE HOLDER OF THIS SECURITY IS ENTITLED TO INSTRUCT THE TRUSTEE UNDER THE EXCHANGE AND VOTING TRUST AGREEMENT AS TO THE EXERCISE OF THE VOTING RIGHTS ATTACHED TO A NUMBER OF PATCH SHARES EQUAL TO THE NUMBER OF SHARES REPRESENTED BY THIS CERTIFICATE WITH RESPECT TO EACH MEETING OF THE SHAREHOLDERS OF PATCH AND EACH CONSENT SOUGHT TO BE OBTAINED FROM THE SHAREHOLDERS OF PATCH, OR TO ATTEND SUCH MEETING OF THE SHAREHOLDERS OF PATCH AND TO EXERCISE PERSONALLY SUCH VOTING RIGHTS. THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE SHOULD REFER TO THE EXCHANGE AND VOTING TRUST AGREEMENT FOR A DESCRIPTION OF SUCH VOTING RIGHTS AND THE MANNER IN WHICH THEY MAY BE EXERCISED."

         (b) the resale exemptions provided under Canadian Securities Law and U.S. Securities Law may not be generally available because of the conditions and limitations of such exemptions, and that Exchangeco and Patch are under no obligation to take any action


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                  other  than  the  actions  specified  in  section  1.8 of this
                  Agreement and commercially reasonable actions to make any of said exemptions available to the Vendors; and

         (c) only Patch can register the Patch Shares or file a prospectus or registration statement to qualify the Patch Shares for immediate resale and Patch has made representations to the Vendors that it will do so only in accordance with section 1.8 of this Agreement.

1.7 Securities Law Compliance. The Vendors hereby agree that they shall not sell, transfer or otherwise deal with the Exchangeable Shares or the Patch Shares without obtaining a favourable opinion of counsel or such other evidence as may be required by Exchangeco or Patch, that the proposed dealing will not be in violation of U.S. Securities Law.

1.8 Prospectus Filing. No later than 90 days after the Closing, Patch shall use its commercially reasonable efforts to file with, and obtain receipts from, the Alberta Securities Commission for a non-offering preliminary prospectus and (final) prospectus for the purpose of having Patch deemed to be a reporting issuer under the securities laws of the province of Alberta and permitting the Vendors to rely upon the prospectus exemption set out in sections 2.6 and 2.7 or section 2.8 of National Instrument 45-102 Resale of Securities for the first trade by the Vendors in the Patch Shares to be issued or transferred to the Vendors upon exchange of the Exchangeable Shares.

1.9 Registration Statement Filing. No later than 30 days after, receipt by Patch of (i) the Company's audited financial statements for the fiscal period year ended December 31, 2006. Patch shall use its commercially reasonable efforts to prepare and file a registration statement with the SEC to register under the US Securities Act the issuance of the Patch Shares on the exchange of the Exchangeable Shares and shall use its commercially reasonable efforts to cause such registration to become effective as soon as possible.

                                    ARTICLE 2
                                 CLOSING MATTERS

2.1 Date, Time and Place of Closing. The Closing shall take place at the Closing Time on the Closing Date at the offices of Borden Ladner Gervais LLP, located at 1000, 400 - 3rd Avenue S.W., Calgary, Alberta T2P 4H2 or such place as the Parties may agree on.

2.2 Mutual Conditions of Closing. The Parties shall be obliged to complete the purchase and sale of the Purchased Shares only if each of the conditions precedent set out in Part 1 of Schedule "C" hereto have been satisfied in full at or before the Closing Time. Each of such conditions precedent is for the benefit of each of the Parties, and the Parties may by mutual consent waive any of them in whole or in part in writing.

2.3 Conditions for Patch's and Exchangeco's Benefit. Patch and Exchangeco shall not be obliged to complete the purchase of the Purchased Shares or the issuance of the Patch Preferred Shares and Exchangeable Shares unless each of the conditions set out in Part 2 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of Patch and Exchangeco and they may waive any of such conditions in whole or in part in writing.

2.4 Conditions for the Vendors' Benefit. The Vendors shall not be obliged to complete the sale of the Purchased Shares unless each of the conditions set out in Part 3 of Schedule "C" shall have been satisfied on or before the Closing Date. Each of such conditions precedent is for the exclusive benefit of the Vendors and the Vendors may waive any of them in whole or in part in writing.


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2.5      Failure to Satisfy  Condition.  If any  condition set forth in Schedule
         "C" is not satisfied at the Closing Time, or if it becomes apparent that any such condition cannot be satisfied at the Closing Time, any Party entitled to the benefit of such condition (the "FIRST PARTY") may terminate this Agreement by notice in writing to the other Parties and in such event:

         (a) unless the other Parties can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the First Party or have not been satisfied by reason of a default by the First Party hereunder, the First Party shall be released from all obligations hereunder; and

         (b) unless the First Party can show that the condition or conditions which have not been satisfied and for which the First Party has terminated this Agreement are reasonably capable of being performed or caused to be performed by the other Party or have not been satisfied by reason of a default by the other Party hereunder, then the other Party shall also be released from all obligations hereunder.

2.6      Deliveries on Closing.  On the Closing Date:

         (a) Exchangeco will deliver to or to the direction of the Vendors certificates representing the Exchangeable Shares and Patch Preferred Share in accordance with Section 1.2 above;

         (b) the Vendors will deliver to or to the direction of Exchangeco certificates representing their Purchased Shares duly signed off for transfer, together with all other documentation required to transfer title to their Purchased Shares to or to the direction of Exchangeco, provided that if there are no certificates representing the Purchased Shares, the Vendors shall each deliver to Exchangeco, or as directed by Exchangeco, an executed stock power of attorney or other document evidencing the transfer of the Purchased Shares from the Vendors to or to the direction of Exchangeco; and

         (c) Patch, Exchangeco and the Trustee shall execute and deliver the Support Agreement; and Patch, Exchangeco, the Vendors and the Trustee shall execute and deliver the Exchange and Voting Trust Agreement.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Vendors. The Vendors hereby jointly and severally represent and warrant to Exchangeco and Patch as set out in Part 1 of Schedule "D", provided that each Vendor shall be deemed to have severally made those representations set forth in paragraphs (a) to (i) of Schedule "D" (collectively, the "INDIVIDUAL REPRESENTATIONS"), and acknowledge that Exchangeco and Patch are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.2 Representations and Warranties of Patch. Patch represents and warrants to the Vendors as set out in Part 2 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.

3.3 Representations and Warranties of Exchangeco. Exchangeco represents and warrants to the Vendors as set out in Part 3 of Schedule "D" and acknowledges that the Vendors are relying on these representations and warranties in entering into this Agreement and performing their obligations under the same.


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3.4      Representations and Warranties of the Company given by the Company. The
         Company hereby represents and warrants to Exchangeco and Patch as set out in Part 4 of Schedule "D" and acknowledges that Exchangeco and Patch are relying on these representations and warranties in their
         entirety  in  entering  into  this  Agreement  and   performing   their
         obligations under same.

3.5 Survival of Representations and Warranties. All representations and warranties contained in this Agreement shall survive the Closing for a period of one year from the Closing Date, after which time, if no claim shall have been made against a Party with respect to any incorrectness in or breach of any representation or warranty, that Party shall have no further liability under this Agreement with respect to that representation or warranty.

3.6 Certificates and Instruments Included. All statements contained in any certificate or any instrument delivered by or on behalf of a Party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by such Party under this Agreement.

                                    ARTICLE 4
                                 INDEMNIFICATION

4.1 Mutual Indemnification for Breaches of Covenant or Warranty. Subject to the limitation period set out in section 3.5, above, each of Patch and Exchangeco hereby covenant and agree with the Vendors and the Vendors and the Company hereby jointly and severally covenant and agree with Patch and Exchangeco, provided that with respect to Individual Representations, the Vendors severally covenant and agree with Patch and Exchangeco (the parties covenanting and agreeing to indemnify another party under this Article 4 are hereinafter individually referred to as "INDEMNIFYING PARTY" and the parties that are being indemnified by another Party under this Article 4 are hereinafter individually referred to as the "INDEMNIFIED PARTY") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against any Claims which maybe made or brought against the Indemnified Party and/or which it may suffer or incur as a result of, or arising out of any non-fulfillment of any covenant, obligation or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement.

                                    ARTICLE 5
                               INTERIM OPERATIONS

5.1      Company Carrying on Business to Closing

         (a) Up to the Closing Time, the Vendors shall cause the Company to (1) carry on its business in the normal and ordinary course; (2) preserve the ongoing goodwill of the Company; and
                  (3) ensure that key employees, if any, and key independent contractors continue their association with the Company and undertake to notify Patch of any event or occurrence during such period which might reasonably be considered to have a materially adverse effect on the assets or the business of the Company.

         (b) Unless otherwise contemplated herein or approved by Patch in writing, during the period from the date hereof until the earlier of the Closing Date or termination of this Agreement, the Company shall not:

                  (i) except in the ordinary course of business, sell, transfer or dispose of or create any mortgage, pledge, waiver or other encumbrance or a security interest on or in respect of the whole or any part of its assets;


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                                        8


                  (ii) enter into any transaction or material contract not in the normal and ordinary course of business;

                  (iii) borrow money or incur any indebtedness for money borrowed except as disclosed to and agreed by Patch, acting reasonably;

                  (iv) make loans, advances or other payments, excluding routine reimbursements to employees of the Company for expenses incurred in the ordinary course and such amounts as contemplated in this Agreement;

                  (v) make any capital expenditures except as disclosed to and agreed to by Patch, acting reasonably;

                  (vi) issue, sell or agree to issue or sell any shares, rights, options, warrants or other securities of the Company other than as consented to in writing by Patch;

                  (vii)    declare any dividends or distribution;

                  (viii) purchase, cancel, retire, redeem or otherwise acquire any of the Company's outstanding securities, rights, options, warrants or other securities other than as contemplated herein;

                  (ix) change, amend or modify the charter documents or by-laws of the Company, other than as disclosed to and approved by Patch;

                  (x) merge or amalgamate with or agree to merge or amalgamate with, or purchase substantially all of the assets of, or otherwise acquire any business; or sell or lease or agree to sell or lease, any material properties or assets or approve or undertake any other material transaction or furnish or cause to be furnished any information concerning the business, properties or assets of any Persons (other than to Patch) which is interested in any such transactions; or

                  (xi) except as required by law, not to initiate, propose, assist or participate in any activities in opposition to or in competition with this Agreement, and without limiting the generality of the foregoing, to undertake any transaction or negotiate any transaction which would be or potentially could be in conflict with this Agreement and not to take actions of any kind which may reduce the likelihood of success of the completion of this Agreement.

5.2      Patch Carrying on Business to Closing

         (a) Up to the Closing Time, Patch shall (1) carry on its business in the normal and ordinary course; (2) preserve the ongoing goodwill of Patch; and undertake to notify the Vendors of any event or occurrence during such period which might reasonably be considered to have a materially adverse effect on the assets or the business of Patch.

         (b) Unless otherwise contemplated herein or approved by the Vendors in writing, during the period from the date hereof until the earlier of the Closing Date or termination of this Agreement, Patch shall not:

                  (i) sell, transfer or dispose of or create any mortgage, pledge, waiver or other encumbrance or a security interest on or in respect of the whole or any part of the assets of Patch;

                  (ii) enter into any transaction or material contract not in the normal and ordinary course of business;

                  (iii) borrow money or incur any indebtedness for money borrowed except as disclosed to and agreed by the Vendors, acting reasonably;

                  (iv) make loans, advances or other payments, excluding routine reimbursements to employees of Patch or expenses incurred in the ordinary course and such amounts as contemplated in this Agreement;

                  (v) make any capital expenditures except as disclosed to and agreed to by the Vendor's, acting reasonably;

                  (vi) issue, sell or agree to issue or sell any shares, rights, options, warrants or other securities of Patch, other as approved by the Company;

                  (vii)    declare any dividends or distribution;

                  (viii) purchase, cancel, retire, redeem or otherwise acquire any of Patch's outstanding securities, rights, options, warrants or other securities other than as contemplated herein;

                  (ix) change, amend or modify the charter documents or by-laws of Patch other than as approved by the Company;

                  (x) merge or amalgamate with or agree to merge or amalgamate with, or purchase substantially all of the assets of, or otherwise acquire any business; or sell or lease or agree to sell or lease, any material properties or assets or approve or undertake any other material transaction or furnish or cause to be furnished any information concerning the business, properties or assets of any Persons (other than to the Vendors) which is interested in any such transactions; or

                  (xi) except as required by law, not to initiate, propose, assist or participate in any activities in opposition to or in competition with this Agreement, and without limiting the generality of the foregoing, to undertake any transaction or negotiate any transaction which would be or potentially could be in conflict with the completion of this Agreement and not to take actions of any kind which may reduce the likelihood of success of the completion of this Agreement.

                                    ARTICLE 6
                           INTERPRETATION AND GENERAL

6.1 DEFINITIONS. Where used in this Agreement and the recitals and any schedules hereto, each of the following words will have the meanings ascribed to them in Schedule "A" hereto.

6.2 INTERPRETATION. In this Agreement, except as otherwise expressly provided:

         (a) all references in this Agreement to a designated "PARAGRAPH" or other subdivision or to a Schedule is to the designated paragraph or other subdivision of, or Schedule, to this Agreement;

         (b) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision or Schedule;

         (c) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

         (d) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "OR" is not exclusive and the word "INCLUDING" is not limited (whether or not non-limited language, such as "WITHOUT LIMITATION" or "BUT NOT LIMITED" or words of similar import, are used with reference thereto);

         (e) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable to the United States of America or Canada depending on whether it relates to a person whose financial statements are prepared in accordance with generally accepted accounting principles in the United States of America or Canada, respectively;

         (f) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations; and

         (g) any other term defined within the text of this Agreement has the meaning so ascribed.

6.3 SCHEDULES. The following are the Schedules to this Agreement and are incorporated herein and form part of this Agreement:

                   SCHEDULE                            DESCRIPTION
                --------------     ---------------------------------------------

                      A                Definitions
                      B                Shareholdings
                      C                Conditions of Closing
                      D                Representations, Warranties and Covenants
                      E                Support Agreement
                      F                intentionally blank
                      G                Exchange and Voting Trust Agreement
                      H                Material Contracts

6.4 ENTIRE AGREEMENT. This Agreement, together with the Schedules and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the matters contemplated herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, and there are no warranties, representations and other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in this Agreement or any other agreement or document to be delivered pursuant to this Agreement.

6.5 NOTICES. All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

6.6 TIME OF ESSENCE. Time shall be of the essence in all respects of this Agreement.

6.7 FURTHER ASSURANCES. The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to complete the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to give effect to this Agreement and carry out its provisions.

6.8 TRANSACTION EXPENSES. Each Party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this Agreement. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.

6.9 AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both Parties.

6.10 WAIVER. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.11 ASSIGNMENT. This Agreement and the rights or obligations hereunder or thereunder may not be assigned by either Party without the prior written consent of the other Parties.

6.12 ENUREMENT. This Agreement shall be binding on and enure to the benefit of both Parties and their respective successors and permitted assigns. In addition all obligations of the Parties under this Agreement shall also be binding upon any and all directors, officers, employees, consultants, advisors and agents of each Party as well as all parent corporations, subsidiaries, related and affiliated companies thereof.

6.13 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Alberta with respect to any matter arising hereunder or related hereto.

6.14 SEVERABILITY. If any provision of this Agreement is determined to be prohibited, void or unenforceable in whole or in part, such void or unenforceable provision shall not affect or impair the validity of any other provision of this Agreement and shall be severable from this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.15 INDEPENDENT LEGAL ADVICE. Each of the Vendors acknowledges that he or she has been advised to seek independent legal counsel in respect of this Agreement and the other agreements and documents referred to herein and the matters contemplated herein. To the extent that any Vendor declines to receive independent legal counsel in respect of this Agreement, such Vendor hereby waives the right, should a dispute later develop, to rely on its lack of independent legal counsel to avoid its obligations, to seek indulgences from the other Parties hereto, or to otherwise attack, in whole or in part, the integrity of this Agreement and the documents related thereto.

6.16 COUNTERPARTS. This Agreement may be executed by the Parties in one or more counterparts by original or by facsimile, each of which when so executed and delivered shall be an original and such counterparts shall together constitute one and the same instrument.

6.17 POWER OF ATTORNEY. Each of the Vendors does hereby constitutes and appoints the Representative, its attorney and attorney-in-fact for it and in its name, place and stead, to do and perform any and every act, and exercise any and every power pursuant to the specific provisions set forth in the following paragraphs, that he might do or exercise, and that he shall deem proper or advisable with respect to all matters as hereinafter set forth.

         The Representative is hereby specifically authorized and empowered to do and perform any or all of the following acts or things from time to time, namely:

         (a) to act on behalf of and in place and stead of the undersigned with respect to any and all matters relating to the sale of the Purchased Shares of the Vendors pursuant to the terms and conditions of the Agreement;

         (b) without limiting the generality of the foregoing, to make all decisions and execute, endorse, swear to, acknowledge, deliver, file or record, any or all contracts, instruments, agreements, statutory transfers, stock transfers, receipts, assignments, certificates and other indicia of title to the Purchased Shares and the Exchangeable Shares including but not limited to the Exchange and Voting Trust Agreement and the Agreement on behalf of each Vendor in such form as is or may be required in order to carry out the purpose of evidencing and affecting the foregoing;

         (c) all documents required to be executed and delivered by the Representative on behalf of each Vendor shall constitute legal, valid and binding obligations of the undersigned, enforceable in accordance with their respective terms;

         (d) each Vendor hereby ratifies and confirms any and all actions and decisions implemented or carried out by the Representative pursuant to or caused to be done by virtue of this power of attorney; and

         (e) this authorization shall extend and include any and all documents, instruments, certificates and other writings as may in the opinion of the Representative be required or are necessary in connection with the Transaction;

         but the foregoing grant of authority shall not include the authority to transfer the interest of the Vendors in the Exchangeable Shares or to execute any proxy on behalf of the Vendors or to vote in respect of Exchangeable Shares held by the Vendors.

         The grant of authority contained in this power of attorney is coupled with an interest, is irrevocable and will survive the death, disability, legal incapacity, mental infirmity or incompetence or bankruptcy of any of the Vendors or the transfer or assignment by any of the Vendors of all or part of its interest in the Purchased Shares and binds the heirs, executors, administrators and other legal representatives and successors and assigns of each of the Vendors, and may be exercised by the Representative on behalf of the Vendors in executing any instrument or document by listing all the Vendors thereon and executing such instrument or document with a single signature as attorney and agent for all of them. The Vendors agree to be bound by any representations and actions made or taken by the Representative pursuant to this power of attorney permitted by the Agreement and hereby waives any and all defences which may be available to contest, negate or disaffirm any such action of the Representative taken in good faith under this power of attorney. The Vendors declare that this power of attorney shall survive and may be exercised during any legal incapacity, mental infirmity, incompetence or bankruptcy on the Vendor's part. This power of attorney shall continue until January 31, 2007, and shall terminate thereafter.


IN WITNESS WHEREOF the parties have duly executed this Agreement on the day and year first above written.

                                    PATCH INTERNATIONAL INC.


                                per: /s/ MICHAEL S. VANDALE
                                    --------------------------------------------
                                    Michael S. Vandale, President

                                    PATCH ENERGY INC.


                                per: /s/ MICHAEL S. VANDALE
                                    --------------------------------------------
                                    Michael S. Vandale, President



                                    1289307 ALBERTA LTD.


                                per: /s/ ROD MAXWELL
                                    --------------------------------------------
                                    Rod Maxwell, President




                                      /s/ MARK L. BENSTEN
------------------------------       -------------------------------------------
Witness                              MARK L. BENTSEN



                                      /s/ ROD MAXWELL
------------------------------       -------------------------------------------
Witness                              ROD MAXWELL